Exhibit 99.2

Advanced Drainage Systems, Inc. Appoints Carl A. Nelson, Jr.

To Board of Directors

HILLIARD, OH—(August 5, 2016) – Advanced Drainage Systems, Inc. (NYSE:WMS) (the “Company”), the leading manufacturer of high performance thermoplastic corrugated pipe and related products, today announced that it has appointed Carl Nelson to its board of directors, effective August 4, 2016. Mr. Nelson fills the vacancy created by the departure of David Horing.

“We are very excited to have Carl join ADS’ Board of Directors,” said Joe Chlapaty, Chairman and CEO of ADS. “Carl brings significant public company accounting and financial expertise, as well as over three decades of experience as a business consultant and strategic advisor to management teams and boards. We are confident that his contributions to ADS’ Board will prove invaluable as we continue to outperform the overall market by driving conversion opportunities from traditional materials.”

“On behalf of the board and all the ADS employees worldwide, I also want to thank David Horing for his contributions to the growth and success of ADS during his tenure on the board. American Securities has been a strong partner of ours since their initial investment in 2010 and we look forward to their continued support going forward. ” Chlapaty added.

Mr. Nelson began his career at Arthur Andersen in 1971 and worked there until 2002, retiring after 31 years of service. During his career he served as an audit partner and led the audit practice in the Columbus, OH office. Following the creation of Andersen Consulting, Mr. Nelson led the effort to establish the consulting practice within Arthur Andersen, eventually assuming the role of Managing Partner of the Columbus, OH office and leading the firm’s consulting services for the products industry in the United States.

Mr. Nelson is an Independent Director for Worthington Industries, Inc., a $3 billion diversified metal processing company, where he has been the audit committee chair since 2004 and a member of the executive committee. In addition, he serves on the board of Star Leasing, a $115 million ESOP owned company that leases semi-trailers. Mr. Nelson was a director at Dominion Homes Inc. and served as chair of the audit committee and a member of the governance committee from 2003 until June 2008, when he chaired a special committee to take the company private. He has also served in an advisory capacity on the boards of Stonehenge Capital, Huntington Funds, Schearer’s Foods, BRC Realty and Marketsphere Consulting.

In addition to his board experience, Mr. Nelson is an independent business consultant working with companies on strategic planning, acquisitions, financial matters and executive coaching. He has also taught in the MBA and executive programs at The Ohio State University and is a member of the Dean’s Advisory Council for the Fisher College of Business at Ohio State.

Mr. Nelson received his Bachelor’s degree from The Ohio State University and his Master of Business Administration from the University of Wisconsin. He is a CPA and a member of The Ohio Society of Certified Public Accountants and The American Institute of Certified Public Accountants.

ADVANCED DRAINAGE SYSTEMS, INC.    4640 TRUEMAN BOULEVARD,    HILLIARD, OH 43026  TEL: 614 / 658-0050    800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

About ADS

Advanced Drainage Systems (ADS) is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, its overall product breadth and scale and its manufacturing excellence. Founded in 1966, the Company operates a global network of 61 manufacturing plants and 31 distribution centers. To learn more about the ADS, please visit the Company’s website at www.ads-pipe.com.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the Company’s statements regarding the anticipated timing of filing of its Fiscal 2016 Form 10-K. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; and the other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Michael Higgins

(614) 658-0050

Mike.Higgins@ads-pipe.com

ADVANCED DRAINAGE SYSTEMS, INC.    4640 TRUEMAN BOULEVARD,    HILLIARD, OH 43026  TEL: 614 / 658-0050    800 / 733-7473

HTTP://WWW.ADS-PIPE.COM